BLACKROCK FUNDSSM

BlackRock Global Long/Short Equity Fund

(the “Fund”)

Supplement dated May 20, 2016 to the

Fund’s Investor and Institutional Shares Prospectus dated November 27, 2015 and Class K Shares Prospectus dated March 25, 2016

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview—Investment Manager” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The section entitled “Fund Overview—Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Raffaele Savi	2012	Managing Director of BlackRock, Inc.
Kevin Franklin	2012	Managing Director of BlackRock, Inc.
Richard Mathieson	2016	Managing Director of BlackRock, Inc.

The section entitled “Details About the Fund—How the Fund Invests—About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Raffaele Savi, Kevin Franklin and Richard Mathieson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund—Portfolio Manager Information” for additional information about the portfolio management team.

The section entitled “Management of the Fund—BlackRock” is revised as follows:

The second paragraph is amended to add the following:

BlackRock International Limited (“BIL”), the sub-adviser to the Fund and an affiliate of BlackRock, is a registered investment adviser organized in 1995.

The section is hereby amended to add the following:

BlackRock has entered into a sub-advisory agreement with BIL, with respect to the Fund, under which BlackRock pays BIL for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of the Fund’s portfolio.

The eighth paragraph is deleted in its entirety and replaced with the following:

A discussion of the basis of approval by the Board of the sub-advisory agreement between BlackRock and BIL will be available in the Fund’s annual shareholder report for the fiscal year ending July 31, 2016.

The table in the section entitled “Management of the Fund—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2009; Managing Director at Barclays Global Investors (“BGI”) from 2007 to 2009; Principal at BGI from 2006 to 2007.
Kevin Franklin	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2010; Head of Automated Trading at Marble Bar Asset Management from 2009 to 2010; Principal at BGI from 2005 to 2009.
Richard Mathieson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.

The section entitled “For More Information—Fund and Service Providers” is amended to add the following:

SUB-ADVISER

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8BL, United Kingdom

Shareholders should retain this Supplement for future reference.

PRO-GLSEQ-0516SUP